UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 14, 2021

Enviva Partners, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Ave, Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 14, 2021, Enviva Partners, LP, a Delaware limited partnership (including, as applicable, the Delaware corporation resulting from the proposed Conversion (defined below) of Enviva Partners, LP into a C-corporation as described below, “EVA” or “Enviva”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among EVA, Enviva Holdings, LP, a Delaware limited partnership (“Holdings”), Enviva Partners Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of EVA, and the limited partners of Holdings (the “Holdings Limited Partners”) set forth in the Merger Agreement. Pursuant to the terms of the Merger Agreement, (a) EVA acquired (i) all of the limited partner interests in Holdings and (ii) all of the limited liability company interests in Enviva Holdings GP, LLC, a Delaware limited liability company and the general partner of Holdings (“Holdings GP”) and (b) the incentive distribution rights (“IDRs”) directly held by Enviva MLP Holdco, LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings (“MLP Holdco”), were cancelled and eliminated (collectively, the “Drop Merger”).

As a result of the transactions contemplated by the Merger Agreement, EVA acquired certain assets under development, including a planned wood pellet production plant in Epes, Alabama, a planned wood pellet production plant in Bond, Mississippi, a planned wood pellet production plant in Amory, Alabama, a planned wood pellet production plant in Danville, Virginia, a planned wood pellet production plant in Chester County, South Carolina, and a planned wood pellet production plant in a location still to be determined, as well as off-take contracts for such plants in varying stages of negotiation.

In consideration for the Drop Merger, EVA issued 16.0 million Common Units (as defined below) to the Holdings Limited Partners party to the Merger Agreement. The Drop Merger closed on October 14, 2021. Following the Drop Merger, EVA directly or indirectly owns a 100% equity interest in Holdings and Holdings GP. The Merger Agreement includes customary representations and warranties and covenant provisions.

The terms of the Drop Merger and the Merger Agreement were approved by the Conflicts Committee (the “Conflicts Committee”) of the board of directors (the “Board”) of Enviva Partners GP, LLC, a Delaware limited liability company and the general partner of EVA (the “General Partner”). The Conflicts Committee, composed of independent members of the Board, retained independent legal and financial advisors to assist it in evaluating, negotiating and approving the Drop Merger. In approving the Drop Merger, the Conflicts Committee based its decisions in part on an opinion from its independent financial advisor that the total consideration to be paid by EVA in connection with the Drop Merger is fair, from a financial point of view, to EVA and to EVA’s unaffiliated holders of common units representing limited partner interests in EVA (together with any common stock or securities into which such common units are converted or exchanged, as applicable, the “Common Units”).

Subsequent to the transactions contemplated by the Merger Agreement, EVA intends to undertake additional strategic steps toward becoming a corporation in 2021.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Acquisition I Merger Agreement

Also on October 14, 2021, EVA entered into an Agreement and Plan of Merger (the “Acquisition I Merger Agreement”) by and among Enviva Cottondale Acquisition I, LLC (“Acquisition I”), a Delaware limited liability company and subsidiary of each of the Riverstone Echo Funds (as defined herein), EVA, Enviva, Inc. Merger Sub, LLC, a wholly owned subsidiary of EVA (“Merger Sub”), and the Riverstone Echo Funds. Pursuant to the Acquisition I Merger Agreement, Acquisition I has agreed to merge with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of EVA (the “Acquisition I Merger”). The Riverstone Funds will receive a number of shares of the post-Conversion corporation’s common stock equal to the number of Common Units held directly or indirectly by Acquisition I immediately prior to the Acquisition I Merger.

The Acquisition I Merger Agreement contains customary representations and warranties and covenant provisions. The consummation of the Acquisition I Merger is subject to the satisfaction of customary closing conditions, including the consummation of the Conversion, the performance by the parties, in all material respects, of their respective covenants as set forth in the Acquisition I Merger Agreement and, subject to certain exceptions, the accuracy of their respective representations and warranties as set forth in the Acquisition I Merger Agreement. There is no assurance that the conditions to the consummation of the Acquisition I Merger will be satisfied.

The terms of the Acquisition I Merger Agreement were approved by the Conflicts Committee.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Acquisition I Merger Agreement, which is filed as Exhibit 2.2 to this Current Report and incorporated herein by reference.

Support Agreement

In connection with the Drop Merger on October 14, 2021, EVA entered into a support agreement (the “Support Agreement”) by and among EVA, the Holdings Limited Partners party thereto and certain other persons thereto pursuant to which, among other things:

(a) certain of Holdings’ (or its subsidiaries) obligations to provide financial support to EVA were consolidated, fixed and novated into fixed payment amounts (the “Support Payments”) to be paid solely out of distributions or dividends on certain Common Units held by certain Holdings Limited Partners, and in the event the Support Payment for a payment date exceeds the distributions or dividends received during the calendar quarter applicable to such payment date, then such excess will be added to such Holdings Limited Partners’ Support Payment for the immediately following payment date until the shortfall in the Support Payments is reduced to zero;

(b) each Holdings Limited Partner party thereto agreed to reinvest all regular quarterly distributions or dividends in respect of a portion of the Common Units issued to such Holdings Limited Partner in the Drop Merger, for each calendar quarter from the calendar quarter ending September 30, 2021, through and including the calendar quarter ending December 31, 2024; and

(c) each Holdings Limited Partner party thereto agreed, subject to certain exceptions, (i) to vote all Common Units held directly or indirectly by such partner in favor of the conversion of EVA into a Delaware corporation pursuant to a plan of conversion (the “Plan of Conversion”) contemplated as of the date of the Support Agreement or pursuant to such other alternative transaction or series of transactions adopted by EVA, including a reorganization (as applicable, the “Conversion”) and any transaction or related matters thereto if EVA seeks unitholder approval and (ii) subject to certain exceptions, not to transfer any Common Units held directly or indirectly by such partner until the earlier of (x) the completion of such unitholder vote regarding the Conversion and (y) EVA’s determination to abandon or terminate the Conversion.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Support Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Registration Rights Agreement

In connection with the Drop Merger, EVA entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Holdings Limited Partners party thereto pursuant to which, among other things and subject to certain restrictions, EVA is required to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 registering for resale (i) Common Units received by such Holdings Limited Partners in connection with the Drop Merger, (ii) common stock issuable to such Holdings Limited Partners in exchange for such Common Units upon consummation of the Conversion, and (iii) the DRIP Securities (as defined in the Support Agreement) issuable to such Holdings Limited Partners in connection with their commitment to reinvest dividends or distributions in respect of certain of such Common Units and common stock. The Registration Rights Agreement also provides the Holdings Limited Partners with customary demand and piggyback registration rights.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report and incorporated herein by reference.

Stockholders Agreement

In connection with the Drop Merger, EVA entered into a stockholders’ agreement (the “Stockholders Agreement”) with Riverstone Echo Continuation Holdings, L.P. and Riverstone Echo Rollover Holdings, L.P. and each of their respective affiliates that will own shares of EVA common stock following the Conversion (collectively, the “Riverstone Stockholders”), which Stockholders Agreement will become effective upon the Conversion. The Stockholders Agreement provides for the composition of EVA’s initial post-Conversion board of directors. In addition, for so long as the Riverstone Stockholders hold at least 30% of the EVA common stock, EVA agreed that it would not, without the approval of the Riverstone Stockholders:

•	amend EVA’s certificate of incorporation or bylaws;
•	undertake any transaction involving a merger of EVA or that would otherwise constitute a change of control;
•	commence any voluntary dissolution, reorganization, recapitalization or liquidation of EVA;
•	make a voluntary filing of a petition for bankruptcy or receivership by EVA, or fail to oppose any other person’s petition filed against EVA in any such proceeding;
•	adopt any “poison pill” or shareholder rights plan;
•	make any acquisition or disposition of assets or equity interests, in any transaction or series or related transactions, for aggregate consideration in excess of (A) 25% of the fair market value of EVA’s total assets or (B) 25% of the market capitalization of EVA, each as determined at the time of the approval of the agreement to enter into any such transaction or series of related transactions; or
•	enter into any agreement to undertake or effect any of the foregoing actions.

The Stockholders Agreement will terminate upon the later of (a) such time as the Riverstone Stockholders hold less than 30% of the EVA common stock and (b) the earlier of (1) the time at which EVA holds an annual meeting of its stockholders in 2022, if held, and (2) December 31, 2022.

The foregoing description of the Stockholders Agreement is not complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is filed as Exhibit 4.2 to this Current Report and incorporated into this Item 1.01 by reference.

Seventh Amendment to Credit Agreement

In connection with the Drop Merger, EVA, Enviva, LP, a Delaware limited partnership, certain other subsidiaries of EVA, Barclays Bank PLC, as administrative agent and collateral agent, and the other lenders and issuing banks party thereto entered into a Seventh Amendment to Credit Agreement (the “Seventh Amendment”). The Seventh Amendment amends the Credit Agreement entered into as of April 9, 2015 (as amended previously and by the Seventh Amendment, the “Credit Agreement”) among EVA, the lenders identified therein and Barclays Bank PLC, as administrative agent and collateral agent in order to modify the “Change in Control” definition therein to permit the Drop Merger and the Conversion.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Amended and Restated Organizational Documents

In connection with the Drop Merger, (i) the General Partner amended and restated the First Amended and Restated Agreement of Limited Partnership (as amended, the “Partnership Agreement”) of EVA in its entirety to reflect, among other things, the cancellation and elimination of the IDRs and (ii) MLP Holdco, the General Partner’s sole member, amended and restated the First Amended and Restated Limited Liability Company Agreement of the General Partner (the “LLCA”) in its entirety to update certain governance provisions necessitated by the entry into the Merger Agreement, including by giving Riverstone Echo Continuation Holdings, L.P. and Riverstone Echo Rollover Holdings, L.P. (collectively, the “Riverstone Echo Funds”) the right to jointly appoint the members of the Board.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Partnership Agreement and the LLCA, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and incorporated herein by reference.

Relationships

Certain of the parties to the Merger Agreement are (i) direct or indirect subsidiaries of Holdings and (ii) limited partners of Holdings. As a result, certain individuals, including officers of Holdings GP and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. As of the date of this Current Report and after giving effect to the Drop Merger, the Holdings Limited Partners will own, directly or indirectly, Common Units representing a 48.5% limited partner interest in EVA.

The information set forth under Item 1.02 is incorporated herein by reference to the extent required.

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of the Purchase Rights Agreement

In connection with the Drop Merger, on October 14, 2021, EVA, the General Partner and Holdings entered into a termination agreement (the “PRA Termination Agreement”), pursuant to which, among other things, the parties thereto agreed to terminate the Amended and Restated Purchase Rights Agreement, dated as of February 24, 2020, by and among EVA, the General Partner and Holdings that previously provided EVA a right of first offer to purchase any wood pellet production plant or deep-water marine terminal that Holdings, its subsidiaries or any other entity that Holdings controls, owns and proposes to sell.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the PRA Termination Agreement, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Termination of Registration Rights Agreement

In connection with the Drop Merger, on October 14, 2021, EVA, MLP Holdco and Acquisition I entered into a termination agreement (the “RRA Termination Agreement”), pursuant to which, among other things, the parties thereto agreed to terminate the Registration Rights Agreement, dated as of May 4, 2015, by and among EVA, MLP Holdco and Acquisition I that previously provided the parties with certain customary registration rights in connection with the Common Units such parties subsequently received in connection with EVA’s initial public offering.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the RRA Termination Agreement, which is filed as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

To the extent required, the information regarding the Drop Merger set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On October 15, 2021, EVA issued a press release containing preliminary financial results for the quarter ended September 30, 2021. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information in Item 2.02 of this Current Report and Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” by EVA for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.03.	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Credit Agreement is incorporated herein by reference.

Item 3.02.	Sale of Unregistered Units.

The information regarding the Drop Merger and the Common Units issued to the Holdings Limited Partners as consideration for the Drop Merger, as set forth in Item 1.01 of this Current Report, is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933. EVA believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 regarding the Stockholders Agreement and the Registration Rights Agreement and in Item 5.03 hereto is incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into Amended and Restated Employment Agreements

On October 14, 2021, Enviva Management Company, LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings, entered into amended and restated employment agreements with each of John K. Keppler, Chairman, President and Chief Executive Officer of the General Partner, and Shai S. Even, Executive Vice President and Chief Financial Officer of the General Partner (each an “Amended Employment Agreement”). The Amended Employment Agreements modify the “Change in Control” definition therein to align with the structure resulting from the Drop Merger.

Except for the foregoing, the terms of the Amended Employment Agreements remain substantively consistent with the terms of each executive’s pre-existing employment agreement as described in EVA’s Annual Report on Form 10-K for the year ended December 31, 2020. This summary is qualified in its entirety by reference to the full text of each of the Amended Employment Agreements, which are attached hereto as Exhibits 10.5 and 10.6 and incorporated herein by reference.

Restricted Securities

Each of EVA’s current named executive officers (the “NEOs”) is a Holdings Limited Partner and owned unvested Series B units in Holdings (the “Series B Units”) immediately prior to the Drop Merger. Fifty percent (50%) of the EVA Common Units received by such Holdings Limited Partner in the Drop Merger will be subject to certain restrictions pursuant to a restricted securities agreement entered into by and among such Holdings Limited Partner and the Riverstone Echo Funds.

Such restrictions, which will continue to apply to the common stock into which such restricted securities are converted or exchanged in connection with the Conversion, will lapse with respect to approximately one-third of the restricted securities held by each NEO on each of December 31, 2022, December 31, 2023 and December 31, 2024, although such restrictions may lapse earlier in the event that an NEO’s employment is terminated under certain circumstances prior to such dates or at such earlier time as the Riverstone Echo Funds hold less than 5% of the outstanding EVA Common Units.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 1.01 above, in connection with the Drop Merger, (i) the General Partner amended and restated the Partnership Agreement by executing the Second Amended and Restated Agreement of Limited Partnership of EVA, and (ii) MLP Holdco amended and restated the LLCA by executing the Second Amended and Restated Limited Liability Company Agreement of the General Partner.

Item 7.01.	Regulation FD Disclosure.

On October 15, 2021, EVA issued a press release relating to the Drop Merger and the Conversion, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

EVA also posted an investor presentation to the Investor Relations section of its website at www.envivabiomass.com. A copy of the presentation materials is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section.

Item 8.01.	Other Events.

Risk Factor Related to the Transactions

We are exposed to construction and development risks related to our projects.

Historically, we acquired wood pellet production plants and marine export terminals that had either already commenced commercial operations or received financial support from Holdings to mitigate the risk associated with the construction and ramp of such assets. Following the Drop Merger, we will receive certain fixed payments from certain Holdings Limited Partners associated with Holdings’ existing obligations related to prior drop-down and other transactions; however, such payments may be insufficient to fully compensate us for cost overruns, production delays or other adverse developments. Furthermore, EVA remains exposed to the risks associated with its organic growth initiatives and will be fully exposed to the risks associated with any new development or construction activities.

EVA expects to experience a substantial increase in capital expenditures and general and administrative expenses related to its development and construction activities, which may be substantial. We may face delays or unexpected developments in completing our current or future construction projects, including as a result of our failure to timely obtain the equipment, services or access to infrastructure necessary for the operation of our projects at budgeted costs, maintain all necessary rights to land access and use and obtain and maintain environmental and other permits or approvals. These circumstances could prevent our construction projects from commencing operations or meeting our original expectations concerning timing, operational performance, the capital expenditures necessary for their completion and the returns they will achieve. Moreover, design, development and construction activities associated with a project may occur over an extended period of time, but may generate little or no revenue or cash flow until the project is placed into commercial service. This mis-match in timing could reduce our available liquidity. Our inability to complete and transition our construction projects into financially successful operating projects on time and within budget or the failure of our projects to generate expected returns could have a material adverse impact our liquidity, results of operations, business and financial position, as well as our ability to pay distributions to our unitholders.

Important Information for Unitholders

This communication does not constitute a solicitation of any vote or approval.

In connection with the proposed Conversion, Enviva will file with the SEC a proxy statement. Enviva also plans to file other documents with the SEC regarding the Conversion. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the unitholders of Enviva. UNITHOLDERS OF ENVIVA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED CONVERSION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONVERSION. Unitholders will be able to obtain free copies of the proxy statement and other documents containing important information once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Enviva and its general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Enviva in connection with the proposed transaction. Information about such directors and executive officers is set forth in Enviva’s Annual Report on Form 10-K filed with the SEC on February 25, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of present or historical fact included herein, regarding the Conversion, Enviva’s ability to consummate the Conversion, the benefits of the Conversion and Enviva’s future financial performance following the Conversion, as well as Enviva’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Enviva disclaims any duty to revise or update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Enviva cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Enviva. These risks include, but are not limited to, (i) general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; (ii) the inability of the parties to enter into definitive agreements or successfully or timely consummate the Conversion or to satisfy the other conditions to the closing of the Conversion; (iii) the risk that the approval of the unitholders of Enviva for the Conversion is not obtained; (iv) failure to realize the anticipated benefits of the Conversion, including as a result of a delay in consummating the Conversion; (v) risks related to our ability to complete development projects at expected multiples or on projected timelines; (vi) risks related to the growth of Enviva’s business and the timing of expected business milestones; (vii) the effects of competition on Enviva’s future business; (viii) the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our wood pellet production plants or deep-water marine terminals; (ix) the prices at which we are able to sell our products; (x) our ability to successfully integrate drop-down or third-party acquisitions (including the assets acquired as part of the Drop Merger), including the associated contracts, or to realize the anticipated benefits of such acquisitions; (xi) failure of our customers, vendors, and shipping partners to pay or perform their contractual obligations to us; (xii) the creditworthiness of our contract counterparties; (xiii) the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; (xiv) changes in the price and availability of natural gas, coal, or other sources of energy; (xv) unanticipated ground, grade or water conditions; (xvi) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xvii) fires, explosions, or other accidents; (xviii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, and combined heat and power generators; (xix) changes in the regulatory treatment of biomass in core and emerging markets; (xx) our inability to acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations; (xxi) changes in the price and availability of transportation; (xxii) changes in foreign currency exchange or interest rates, and the failure of our hedging arrangements to effectively reduce our exposure to the risks related thereto; (xxiii) risks related to our indebtedness; (xxiv) our failure to maintain effective quality control systems at our wood pellet production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; (xxv) changes in the quality specifications for our products that are required by our customers; (xxvi) labor disputes, unionization or similar collective actions; (xxvii) our inability to hire, train or retain qualified personnel to manage and operate our business and newly acquired assets; (xxviii) the effects of the exit of the UK from the EU on our and our customers’ businesses; (xxix) our inability to borrow funds and access capital markets; and (xxx) viral contagions or pandemic diseases, such as the recent outbreak of a novel strain of coronavirus known as COVID-19.

Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Enviva’s expectations and projections can be found in Enviva’s periodic filings with the SEC. Enviva’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed Conversion, Enviva will file a proxy statement with the SEC. Additionally, Enviva will file other relevant materials with the SEC in connection with the proposed Conversion. The materials to be filed by Enviva with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Enviva are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed Conversion because they will contain important information about the Conversion.

Enviva and its general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies of Enviva’s unitholders in connection with the proposed Conversion. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of such executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC in connection with the Conversion when they become available. Information concerning the interests of Enviva’s participants in the solicitation, which may, in some cases, be different from those of Enviva’s unitholders generally, will be set forth in the proxy statement relating to the Conversion when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01 will be filed by amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by this Item 9.01 will be filed by amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.

(d)       Exhibits.

2.1*	Agreement and Plan of Merger, dated October 14, 2021, by and among Enviva Partners, LP, Enviva Holdings LP, EVA Partners Merger Sub, LLC and the other parties named therein.
2.2*	Agreement and Plan of Merger, dated October 14, 2021, by and among Enviva Cottondale Acquisition I, LLC, Enviva Partners, LP, Enviva, Inc. Merger Sub, LLC, Riverstone Echo Continuation Holdings, L.P. and Riverstone Echo Rollover Holdings, L.P.
3.1	Second Amended and Restated Agreement of Limited Partnership of Enviva Partners, LP, dated October 14, 2021.
3.2	Second Amended and Restated Limited Liability Company Agreement of Enviva Partners GP, LLC, dated October 14, 2021.

4.1	Registration Rights Agreement by and among Enviva Partners, LP, the Holdings Limited Partners party thereto and the other parties thereto, dated October 14, 2021.
4.2	Stockholders Agreement, dated October 14, 2021, by and among Enviva Partners, LP, Riverstone Echo Continuation Holdings, L.P. and Riverstone Echo Rollover Holdings, L.P.
10.1	Support Agreement, dated October 14, 2021, by and among Enviva Partners, LP, the persons set forth on Schedule I attached thereto, and the other parties named therein.
10.2	Seventh Amendment to Credit Agreement, dated October 14, 2021, by and among Enviva Partners, LP, Enviva, LP, certain other subsidiaries of Enviva Partners, LP, Barclays Bank PLC as administrative agent and collateral agent, and the other lenders and issuing banks party thereto.
10.3	PRA Termination Agreement, dated October 14, 2021, by and among Enviva Partners, LP Enviva Partners GP, LLC and Enviva Holdings LP.
10.4	RRA Termination Agreement, dated October 14, 2021, by and among Enviva Partners, LP, Enviva MLP Holdco, LLC, and Enviva Cottondale Acquisition I, LLC.
10.5	Fifth Amended and Restated Employment Agreement by and between Enviva Management Company, LLC and John K. Keppler, dated October 14, 2021.
10.6	Third Amended and Restated Employment Agreement by and between Enviva Management Company, LLC and Shai S. Even, dated October 14, 2021.
99.1	Press Release dated October 15, 2021 relating to the Drop Merger and the Conversion.
99.2	Investor Presentation.
104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, EVA has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP LLC, as its sole general partner
Date: October 15, 2021
	By:	/s/ Jason E. Paral
Jason E. Paral
Vice President, Associate General Counsel and Secretary